Exhibit 23.1


                          INDEPENDENT AUDITOR'S CONSENT




         We   consent   to  the   use  in   this   Registration   Statement   of
ISEmployment.com, Inc. on Form SB-2 Amendment 2 of our report dated January 11, 2001 appearing in the Prospectus, which is part of this Registration Statement.







/s/ Levitz, Zacks & Ciceric
---------------------------
Levitz, Zacks & Ciceric
San Diego, California
August 24, 2001